SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 5, 2001


                                  XTRANA, INC.
                     (FORMERLY BIOPOOL INTERNATIONAL, INC.)
               (Exact Name of Registrant as Specified in Charter)


      Delaware                     0-17714                      58-1729436
(State or Other Jurisdiction     (Commission                   (IRS Employer
   of Incorporation)              File Number)               Identification No.)


                              370 Interlocken Blvd.
                           Broomfield, Colorado 80021
                    (Address of Principal Executive Offices)

                                 (303) 474-2133
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Xtrana, Inc., (formerly, Biopool International, Inc., the "Registrant"), issued on July 5, 2001, announcing that the Registrant has changed its name from Biopool International, Inc., to Xtrana, Inc. A copy of the press release, which contains information meeting the requirements of this Item 5, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.



ITEM     7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements.  None.

(b)      Pro Forma Financial Information.  None.

(c)      Exhibits.

         Exhibit 99.1 Press Release of the Registrant dated July 5, 2001, announcing that the Registrant has changed its name from Biopool International, Inc., to Xtrana, Inc.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 5, 2001                            XTRANA, INC.



                                        By:      /S/ TIMOTHY DAHLTORP
                                                 -----------------------------
                                                 Timothy Dahltorp
                                                 Chief Executive Officer
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT                                                              PAGE NUMBER

99.1        Press Release of the Registrant Dated                         5
            July 5, 2001, Announcing that the Registrant has Changed its Name from Biopool International, Inc., to Xtrana, Inc.


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